AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of July 27, 1998, is among SOS STAFFING SERVICES, INC., a Utah corporation (the "Borrower"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), FIRST SECURITY BANK, N.A., a national banking association ("First Security"), those other lenders from time to time party hereto (First Chicago, First Security and such other lenders being referred to herein individually as a "Lender" and collectively as the "Lenders"), First Chicago, as documentation agent for the Lenders (in such capacity, the "Documentation
Agent"), and First Security, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). The parties hereto agree as follows:


                                    RECITALS

         A. Pursuant to that certain Credit Agreement dated as of July 11, 1996 among the Borrower, First Chicago and First Security (as amended to date, the "Existing Credit Agreement"), First Chicago and First Security have extended credit to the Borrower on the terms and subject to the conditions set forth therein.

         B. The parties to the Existing Credit Agreement desire to amend the Existing Credit Agreement and, for convenience of reference, to restate the Existing Credit Agreement as so amended in its entirety by this Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     As used in this Agreement:

     "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, partnership, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

     "Adjusted EBITDA" means, calculated for the four full consecutive fiscal quarters ending on the date of determination, the sum of: (i) the EBITDA of the

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Borrower and its Subsidiaries on a consolidated  basis during such period,  plus
(ii) in the event the Borrower or any Subsidiary consummates any Acquisition during such period where a proforma statement in connection therewith is filed with the Securities and Exchange Commission on Form 8-K, the EBITDA of any such acquired Person for the time during such period prior to such Acquisition.

     "Advance" means a borrowing hereunder (or conversion or continuation thereof) consisting of the aggregate amount of the several Loans made on the same Borrowing Date (or date of conversion or continuation) by the Lenders to the Borrower of the same Type and, in the case of Fixed Rate Advances, for the same Interest Period.

     "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "Administrative Agent" means First Security in its capacity as administrative agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

     "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof.

     "Agreement" means this credit agreement, as it may be amended or modified and in effect from time to time.

     "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4.

     "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Corporate Base Rate for such day and (ii) the Federal Funds Effective Rate for such day plus 1/2% per annum.

     "Applicable Fee Rate" in connection with the commitment fee payable pursuant to Section 2.5 below means at any date the percentage per annum set forth below and corresponding to the range of Total Indebtedness / Adjusted EBITDA Ratio under which the Borrower's Total Indebtedness / Adjusted EBITDA Ratio (as determined based on the financial statements delivered by the Borrower pursuant to Section 6.1 below) falls for the fiscal quarter ended immediately prior to such date. Any adjustment in the Applicable Fee Rate shall be effective beginning on the first Business Day of the calendar month immediately following the date by which the applicable financial statements are required to be delivered pursuant to Section 6.1 below. The Applicable Fee Rate shall be the highest percentage per annum set forth below in the event such applicable financial statements are not delivered in accordance with Section 6.1 below.

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

Total Indebtedness / Adjusted EBITDA Ratio       Applicable Fee Rate
------------------------------------------       -------------------

Less than or equal to 2.25:1.00                      0.25%
Greater than 2.25:1.00                               0.30%

     "Applicable Margin" in connection with the Eurodollar Rate or the Floating Rate, as applicable, means at any date the percentage per annum set forth below in the applicable category column and corresponding to the range of Total Indebtedness / Adjusted EBITDA Ratio under which the Borrower's Total
Indebtedness / Adjusted EBITDA Ratio (as determined based on the financial statements delivered by the Borrower pursuant to Section 6.1 below) falls for the fiscal quarter ended immediately prior to such date. Any adjustment in the Applicable Margin shall be effective beginning on the first Business Day of the calendar month immediately following the date by which the applicable financial statements are required to be delivered pursuant to Section 6.1 below. The Applicable Margin shall be the highest percentage per annum set forth below in the event such applicable financial statements are not delivered in accordance with Section 6.1 below.


Total Indebtedness / Adjusted           Applicable  Margin in  connection          Applicable Margin in connection with
-----------------------------         -----------------------------------------    ------------------------------------
        EBITDA Ratio                        with the Eurodollar Rate                         the Floating Rate
-----------------------------         -----------------------------------------    ------------------------------------
   Less than or equal to 1.50:1.00                     1.000%                                   0%

 Greater than 1.50:1.00 but less than                  1.250%                                   0%
        or equal to 2.25:1.00

        Greater than 2.25:1.00                         1.600%                                   0%

     "Article" means an article of this Agreement unless another document is specifically referenced.

     "Authorized Officer" means any of the Chairman, Chief Executive Officer, President, Chief Financial Officer or Treasurer of the Borrower, acting singly.

     "Borrower" means SOS Staffing Services, Inc., a Utah corporation, and its successors and assigns.

     "Borrowing Date" means a date on which an Advance is made hereunder.

     "Borrowing Notice" is defined in Section 2.8.

     "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Salt Lake City, Chicago, Los Angeles and New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Salt Lake City and Chicago for the conduct of substantially all of their commercial lending activities.

     "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

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



     "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Change in Control" with respect to the Borrower is deemed to have occurred at such time as any of the following events shall occur:

         (i) There shall be consummated any consolidation and merger of the Borrower in which the Borrower is not the continuing or surviving corporation or pursuant to which the voting stock of the Borrower would be converted into cash, securities or other property; or

         (ii)There is a report filed by any person, including such person's Affiliates, on Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that such person (for the purposes of this definition only, the term "person" is used as defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the voting power of the Borrower's voting stock outstanding; provided, however, that a Change in Control shall not be deemed to have occurred if at any time the Borrower, any Subsidiary of the Borrower, any employee stock ownership plan or any other employee benefit plan, including any pension plan of the Borrower or any Subsidiary of the Borrower, or any person holding voting stock for or pursuant to the terms of such employee benefit plan, files or becomes obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of voting stock in the Borrower, whether in excess of 50% or otherwise.

     "Change in Control Notice" is defined in Section 2.18.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "Commitment" means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount for such Lender set forth in the most current commitment schedule provided to the Borrower and the Lenders by the Documentation Agent (as such schedule may be modified from time to time pursuant to the terms hereof, with the initial commitment schedule being attached hereto as Schedule 4).

     "Condemnation" is defined in Section 7.8.

     "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or obligations in connection with letters of credit.

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                                       4

     "Conversion/Continuation Notice" is defined in Section 2.9.

     "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

     "Corporate Base Rate" means a rate per annum equal to the corporate base rate of interest announced by the Administrative Agent from time to time, changing when and as said corporate base rate changes.

     "Default" means an event described in Article VII.

     "Documentation Agent" means First Chicago in its capacity as documentation agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Documentation Agent appointed pursuant to Article X.

     "EBITDA" means, for any period and with respect to any Person and all such Person's Subsidiaries on a consolidated basis, (i) the net earnings (or loss) after taxes for such period taken as a single accounting period, plus (ii) depreciation, depletion and amortization expense for such period, plus (iii) federal, state and local income (or equivalent) taxes paid or accrued for such period, plus (iv) total interest expense for such period (including amortization of capitalized Indebtedness issuance costs), whether paid or accrued (including the interest component of Capitalized Leases), including all commissions, discounts and other fees and charges owed with respect to letters of credit, plus (v) extraordinary, unusual or non-recurring losses and non-cash charges for any disposition of businesses or early extinguishment of Indebtedness for such period, minus (vi) any cash payments with respect to any non-cash charges and expenses related to the disposition of businesses or early extinguishment of Indebtedness previously taken into account for such period, in each case determined in accordance with Agreement Accounting Principles and, in the case of clauses (ii) through (vi), to the extent included in the determination of net earnings (or loss) for such period.

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

     "ERISA" means the Employee Retirement Income Security Act of l974, as amended from time to time, and any rule or regulation issued thereunder.

     "Eurodollar Advance" means an Advance which bears interest at a Eurodollar Rate.

     "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Eurodollar Interest Period, the rate determined by the Administrative Agent to be the rate at which the Administrative Agent offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of

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                                       5
such Eurodollar Interest Period, in the approximate amount of the Administrative Agent's (in its capacity as a Lender) relevant Eurodollar Loan and having a maturity approximately equal to such Eurodollar Interest Period.

     "Eurodollar Interest Period" means, with respect to a Eurodollar Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurodollar Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

     "Eurodollar Loan" means a Loan which bears interest at a Eurodollar Rate.

     "Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Eurodollar Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by
(b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, plus (ii) the Applicable Margin. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

     "Existing Credit Agreement" has the meaning set forth in Recital A above.

     "Facility Termination Date" means July 1, 2001, as such date may be extended by written agreement of the Borrower, the Administrative Agent, the Documentation Agent and the Lenders, or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

     "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 9 a.m. (Salt Lake City time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

     "First Chicago" means The First National Bank of Chicago, a national banking association, in its individual capacity, and its successors.

     "First Security" means First Security Bank, N.A., a national banking association, in its individual capacity, and its successors.

     "Fixed Rate" means the Eurodollar Rate.

     "Fixed Rate Advance" means an Advance which bears interest at a Fixed Rate.

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

     "Fixed Rate Loan" means a Loan which bears interest at a Fixed Rate.

     "Floating Rate" means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) the Applicable Margin, changing when and as the Alternate Base Rate changes.

     "Floating Rate Advance" means an Advance which bears interest at the Floating Rate.

     "Floating  Rate Loan"  means a Loan which bears  interest  at the  Floating
Rate.

     "Guarantor" means each of the now existing or hereafter established or acquired Subsidiary of the Borrower, and its respective successors and assigns.

     "Guaranty" means a guaranty executed by a Guarantor in favor of the Documentation Agent, for the ratable benefit of the Lenders, in the form of Exhibit F hereto, as it may be amended or modified and in effect from time to time.

     "Indebtedness" of a Person means, without duplication, such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease Obligations, and (vi) Contingent Obligations.

     "Interest Charges" means, for any period and with respect to any Person, the sum, without duplication, of (a) interest paid or payable during such period by such Person on Indebtedness of such Person, plus (b) all debt discount and expense amortized or required to be amortized during such period by such Person, plus (c) all obligations of such Person in respect of any interest rate or currency swap, rate cap or similar transaction paid or required to be paid during such period by such Person.

     "Interest Coverage Ratio" means, for any period and with respect to any Person, the ratio of (a) EBITDA of such Person for such period, to (b) the Interest Charges of such Person for such period, in each case determined in accordance with Agreement Accounting Principles.

     "Interest Period" means a Eurodollar Interest Period.

     "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

     "L/C Documents" has the meaning given such term in Section 2.19 below.

     "L/C Drawing" has the meaning given such term in Section 2.21 below.

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



     "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

     "Lending Installation" means, with respect to a Lender, the Administrative Agent or the Documentation Agent, any office, branch, subsidiary or affiliate of such Lender, the Administrative Agent or the Documentation Agent.

     "Letter of Credit" has the meaning given such term in Section 2.19 below.

     "Letter of Credit Application" means an application for the issuance of a Letter of Credit in form satisfactory to the Administrative Agent.

     "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "Loan" means, with respect to a Lender, such Lender's loan made pursuant to
Article II (or any conversion or continuation thereof).

     "Loan Documents" means this Agreement, the Notes, the Guaranties, the Subordination Agreements and the other documents and agreements contemplated hereby and executed by the Borrower or any Guarantor in favor of the Documentation Agent, the Administrative Agent or any Lender.

     "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents (provided that any such effect with respect to the Borrower or any Guarantor shall not constitute a Material Adverse Effect if not more than ten percent (10%) of the total assets of the Borrower and its Subsidiaries on a consolidated basis is affected adversely by such effect), or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Documentation Agent, the Administrative Agent or the Lenders thereunder.

     "Net Worth" means as to any Person the net worth of such Person and its consolidated Subsidiaries, determined in accordance with Agreement Accounting Principles.

     "Note" means a promissory note, in substantially the form of Exhibit "A" hereto, duly executed by the Borrower and payable to the order of a Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note.

     "Notice of Assignment" is defined in Section 12.3.2.

     "Obligations" means all unpaid principal of and accrued and unpaid interest on the Notes, the Outstanding Letters of Credit, and unrepaid L/C Drawings, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other

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                                       8
obligations of the Borrower to the Lenders or to any Lender, the Administrative Agent, the Documentation Agent or any indemnified party hereunder arising under the Loan Documents.

     "Outstanding" shall mean with respect to Letters of Credit, any Letter of Credit which has not been canceled, expired unutilized or fully drawn upon and reference to the "amount" of any Outstanding Letter of Credit shall be deemed to mean an amount available for drawing thereunder.

     "Participants" is defined in Section 12.2.1.

     "Payment Date" means the last day of each calendar quarter.

     "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

     "Person" means any natural person, corporation, firm, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

     "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "Purchasers" is defined in Section 12.3.1.

     "Rate Hedging Agreement" means an agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants.

     "Rate Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Hedging Agreements, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Hedging Agreement.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

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



     "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

     "Required Lenders" means Lenders in the aggregate having at least 51% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 51% of the aggregate unpaid principal amount of the outstanding Advances; provided, however, that if there are only two Lenders hereunder, Required Lenders shall include both Lenders.

     "Reserve Requirement" means, with respect to a Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

     "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

     "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

     "Subordination Agreement" means a subordination agreement executed by a Guarantor in favor of the Documentation Agent, for the ratable benefit of the Lenders, in the form of Exhibit G hereto, as it may be amended or modified and in effect from time to time.

     "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

     "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which represents more than 10% of the consolidated assets of the Borrower and its Subsidiaries as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made.

     "Total  Capital"  means,  as  of  any  date  of  determination,  the  Total
Indebtedness   plus  the  Net  Worth  of  the  Borrower  and  its   consolidated
Subsidiaries.

     "Total  Indebtedness"  means, as of any date of  determination,  the amount
(determined in conformity with Agreement Accounting Principles) of (i) the Obligations, plus (ii) all other outstanding Indebtedness of the Borrower and all its Subsidiaries, determined on a consolidated basis, created or assumed by

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


any of such Persons, plus (iii) all other outstanding Indebtedness of the Borrower and all its Subsidiaries which arises under a revolving credit or similar agreement which obligates the lender or lenders to extend credit.

     "Total Indebtedness / Adjusted EBITDA Ratio" means, as of any date of determination, the quotient of the Total Indebtedness of the Borrower and its Subsidiaries (determined on a consolidated basis) as of such date divided by the Adjusted EBITDA of the Borrower and its Subsidiaries (determined on a consolidated basis) as of such date.

     "Transferee" is defined in Section 12.4.

     "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurodollar Advance.

     "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

     "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

     "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

     "Year 2000 Issues" means anticipated costs, problems and uncertainties associated with the inability of certain computer applications to effectively handle data including dates on and after January 1, 2000, as such inability affects the business, operations and financial condition of the Borrower and its Subsidiaries and of the Borrower's and its Subsidiaries' material customers, suppliers and vendors.

     "Year 2000 Program" is defined in Section 5.19.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.


                                   ARTICLE II

                                   THE CREDITS
                                   -----------

      2.1. Commitment. From and including the date of this Agreement and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Loans to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment; provided, however, that the aggregate amount of

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

Loans made by all Lenders at any one time outstanding shall not exceed the Aggregate Commitment minus the aggregate dollar amount of Outstanding Letters of Credit and unrepaid L/C Drawings on such date. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow at any time prior to the Facility Termination Date. The Commitments to lend hereunder shall expire on the Facility Termination Date.

      2.2. Required Payments. Any outstanding Advances and all other unpaid Obligations shall be paid in full by the Borrower on the Facility Termination Date. In addition, all proceeds from any material sale of assets and from any issuance of equity by the Borrower or any of its Subsidiaries shall be used to repay any outstanding Advances hereunder.

       2.3. Ratable Loans. Each Advance hereunder shall consist of Loans made from the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment.

      2.4.  Types of Advances.  The Advances  may be Floating  Rate  Advances or
Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.8 and 2.9.

      2.5. Commitment Fee; Reductions in Aggregate Commitment. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee equal to the Applicable Fee Rate multiplied by the amount, calculated daily, equal to such Lender's Commitment minus such Lender's pro rata share of all outstanding Loans and Advances, Outstanding Letters of Credit and unrepaid L/C Drawings, from the date hereof to and including the Facility Termination Date, payable quarterly, in arrears, on the last day of each calendar quarter and on the Facility Termination Date. The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in the minimum amount of $500,000 and integral multiples of $100,000 in excess thereof, upon at least ten Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

      2.6. Minimum Amount of Each Advance. Each Fixed Rate Advance shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof), and each Floating Rate Advance shall be in the minimum amount of $100,000 (and in multiples of $100,000 if in excess thereof), provided, however, that any Floating Rate Advance may be in the amount of the unused Aggregate Commitment.

       2.7. Optional Principal Payments. The Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances, or, in a minimum aggregate amount of $100,000 or any integral multiple of $100,000 in excess thereof, any portion of the outstanding Floating Rate Advances upon two Business Days' prior notice to the Administrative Agent. A Fixed Rate Advance may not be paid prior to the last day of the applicable Interest Period.

       2.8. Method of Selecting Types and Interest Periods for New Advances. The Borrower shall select the Type of Advance and, in the case of each Fixed Rate Advance, the Interest Period applicable to each Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice") not later than 9:00 a.m. (Salt Lake City time) at least one Business

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

Day before the Borrowing Date of each Floating Rate Advance, and three Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

      (i) the Borrowing Date, which shall be a Business Day, of such Advance,

     (ii)         the aggregate amount of such Advance,

    (iii)         the Type of Advance selected, and

     (iv) in the case of each Fixed Rate Advance, the Interest Period applicable thereto.

Not later than 11:00 a.m. (Salt Lake City time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available in Salt Lake City to the Administrative Agent at its address specified pursuant to
Article XIII. The Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

      2.9. Conversion and Continuation of Outstanding Advances. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Fixed Rate Advances. Each Fixed Rate Advance shall continue as a Fixed Rate Advance until the end of the then applicable Interest Period therefor, at which time such Fixed Rate Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Fixed Rate Advance either continue as a Fixed Rate Advance for the same or another Interest Period or be converted into an Advance of another Type. Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of an Advance of any Type into any other Type of Advances; provided that any conversion of any Fixed Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of an Advance or continuation of a Fixed Rate Advance not later than 9:00 a.m. (Salt Lake City time) at least one Business Day, in the case of a conversion into a Floating Rate Advance, or three Business Days, in the case of a conversion into or continuation of a Fixed Rate Advance, prior to the date of the requested conversion or continuation, specifying:

      (i) the requested date which shall be a Business Day, of such conversion or continuation,

     (ii) the aggregate amount and Type of the Advance which is to be converted or continued, and

    (iii) the amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a Fixed Rate Advance, the duration of the Interest Period applicable thereto.

     2.10. Changes in Interest Rate, etc. Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is converted from a Fixed Rate Advance into a Floating Rate Advance pursuant to Section 2.9 to but excluding the date it becomes due or is converted into a Fixed Rate Advance pursuant to
Section 2.9 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a

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                                       13

Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Fixed Rate Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Fixed Rate Advance. No Interest Period may end after the Facility Termination Date.

     2.11. Rates Applicable After Default. Notwithstanding anything to the contrary contained in Section 2.8 or 2.9, during the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a Fixed Rate Advance. If any Advance is not paid at maturity, whether by acceleration or otherwise, or any L/C Drawing is not paid when due, the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that all outstanding Obligations (including any Advance and any unrepaid L/C Drawing) shall bear interest at a rate per annum equal to the Floating Rate plus 2% per annum.

     2.12. Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by noon (local time) on the date when due and shall be applied ratably by the Administrative Agent among the Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. The Administrative Agent is hereby authorized to charge the account of the Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder.

     2.13. Notes; Telephonic Notices. Each Lender is hereby authorized to record the principal amount of each of its Loans and each repayment on the schedule attached to its Note, provided, however, that neither the failure to so record nor any error in such recordation shall affect the Borrower's obligations under such Note. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Authorized Officer. The Administrative Agent and the Lenders shall be entitled to rely on any such telephonic notice and take actions pursuant thereto without any written confirmation (if none has been requested) or prior to the receipt of any written confirmation (if one has been requested). If the related written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

     2.14. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Floating Rate Advance shall be payable on the last day of each month, commencing with the first such date to occur after the date hereof, on any date

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                                       14
on which the Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Fixed Rate Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Fixed Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Fixed Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Fixed Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on Fixed Rate Loans, commitment fees and letter of credit fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest on Floating Rate Loans shall be calculated for actual days elapsed on the basis of a 365-, or when appropriate 366-, day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     2.15. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Fixed Rate Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

     2.16. Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

     2.17. Non-Receipt of Funds by the Administrative Agent.Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

     2.18. Mandatory Prepayment in the Event of a Change in Control. No later than ten (10) Business Days prior to the consummation of any transaction which would cause a Change in Control, the Borrower shall notify (a "Change in Control

1a-222232

Notice")  the  Administrative   Agent  and  the  Documentation  Agent  (and  the
Documentation Agent shall promptly forward a copy of such Change in Control Notice to each Lender) of such expected transaction, including within such Change in Control Notice the expected closing date of such transaction. Within five (5) Business Days of receipt of such Change in Control Notice by any Lender, such Lender may, at its option, give notice to the Administrative Agent, the Documentation Agent and the Borrower that such Lender elects to terminate its Commitment hereunder. Unless an earlier date is otherwise agreed upon between the Borrower, the Administrative Agent, the Documentation Agent and the terminating Lender, such Lender's Commitment shall terminate simultaneously with the closing of such transaction and the Borrower shall repay at such time all of such Lender's outstanding Loans, together with accrued interest thereon, any accrued fees with respect to such Lender's Commitment, any costs, losses or expenses incurred by such Lender in connection with such prepayment payable by the Borrower pursuant to Section 3.4 and any other obligations of the Borrower to such Lender hereunder. Any failure of the Borrower to deliver a Change in Control Notice pursuant to this Section shall not affect the right of any Lender to terminate its Commitment hereunder simultaneously with the closing of the transaction causing the Change in Control nor the obligation of the Borrower to repay at the time of such closing the amounts required in connection with such termination.

     2.19. Issuance of Letters of Credit. On the terms and subject to the conditions set forth herein, the Administrative Agent shall, from time to time from and including the date of this Agreement and prior to the Facility Termination Date, issue its letters of credit (each a "Letter of Credit" and, collectively, the "Letters of Credit") for the account of the Borrower, in an amount (a) which when added to the aggregate amount of other Outstanding Letters of Credit and unpaid L/C Drawings will not exceed $10,000,000, and (b) which when added to the aggregate amount of Loans outstanding hereunder and the aggregate amount of other Outstanding Letters of Credit and unpaid L/C Drawings will not exceed the Aggregate Commitment. Each Letter of Credit shall be requested by the Borrower at least one Business Day prior to the proposed issuance date by delivery to the Administrative Agent of a duly executed Letter of Credit Application, accompanied by all other documents, instruments and agreements as the Administrative Agent may require (the "L/C Documents"). No Letter of Credit shall have a stated expiration date (or provide for the extension of such stated expiration date or the issuance of any replacement therefor) later than the Facility Termination Date.

     2.20. Purchase of Participation Interests. Upon the issuance of each Letter of Credit, the Lenders shall be automatically deemed to have purchased an undivided participation interest therein and in all rights and obligations relating thereto ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment.

     2.21. Repayment of L/C Drawings. Any drawing under any Letter of Credit (a "L/C Drawing") shall be payable in full by the Borrower: (1) prior to the occurrence of a Default and acceleration of the Obligations, on the date the Administrative Agent notifies the Borrower (which notice may be telephonic) of such L/C Drawing if such notice is given prior to 1:00 p.m. (Salt Lake City time), or on the next succeeding Business Day if given after 1:00 p.m. (Salt Lake City time), or (2) following the occurrence of a Default and acceleration of the Obligations, without demand upon or notice to the Borrower, on the date of such L/C Drawing. Any L/C Drawing not paid on the date when due shall accrue interest as provided in Section 2.11 above, from and including such date to but not including the date paid in full. The Lenders hereby absolutely and unconditionally (including, without limitation, following the occurrence of a Default) agree to purchase and sell among themselves the dollar amount of any L/C Drawing which is not paid on the date when due by the Borrower, so that each

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                                       16
unrepaid L/C Drawing shall be held and participated in by the Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment.

     2.22. Absolute Obligation to Repay. The Borrower's obligation to repay L/C Drawings shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had, against any Lender or any other Person, including, without limitation, any set-off, counterclaim or defense based upon or arising out of: (1) any lack of validity or enforceability of this Agreement or any of the other Loan Documents; (2) any amendment or waiver of or any consent to departure from the terms of any Letter of Credit;
(3) the existence of any claim, setoff, defense or other right which the Borrower or any other Person may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting); (4) any allegation that any demand, statement or any other document presented under any Letter of Credit is forged, fraudulent, invalid or insufficient in any respect, or that any statement therein is untrue or inaccurate in any respect whatsoever or that variations in punctuation, capitalization, spelling or format were contained in the drafts or any statements presented in connection with any L/C Drawing; (5) any payment made by the Administrative Agent under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any insolvency proceeding; or (6) any other circumstance of happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of the Borrower. Nothing contained herein shall constitute a waiver of any rights of the Borrower against the Administrative Agent arising out of the gross negligence or willful misconduct of the Administrative Agent in connection with any Letter of Credit issued hereunder, it being expressly acknowledged and agreed by the Administrative Agent that payment by the Administrative Agent under any Letter of Credit in an amount in excess of that available for drawing thereunder or in excess of that requested by the beneficiary in making a drawing thereunder shall constitute "gross negligence" on the part of the Administrative Agent.

     2.23. Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in such Letter of Credit) apply to such Letter of Credit.

     2.24. Relationship to Letter of Credit Application. In the event of any inconsistency between the terms and provisions of this Agreement and the terms and provisions of the Letter of Credit Application, the terms and provisions of this Agreement shall supersede and govern.

     2.25. Letter of Credit Fee. The Borrower agrees to pay to the Administrative Agent for the account of the Lenders, ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment, a letter of credit fee equal to one percent (1%) multiplied by the stated amount of all Outstanding Letters of Credit, payable in arrears on each Payment Date hereafter and on the Facility Termination Date.

     2.26. Guaranties and Subordination Agreements.As additional credit support for the Obligations, the Borrower shall cause to be executed and delivered to the Documentation Agent from each of the Guarantors a Guaranty and a Subordination Agreement. The Borrower shall also cause to be executed and

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

delivered to the Documentation Agent a Guaranty and a Subordination Agreement from any other direct or indirect Subsidiary hereafter established or acquired from time to time.


                                   ARTICLE III

                             CHANGE IN CIRCUMSTANCES
                             -----------------------

      3.1. Yield Protection. If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

         (i) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding federal taxation of the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans or other amounts due it hereunder, or

         (ii)     imposes  or  increases  or  deems   applicable   any  reserve,
                  assessment,  insurance  charge,  special  deposit  or  similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Fixed Rate Advances), or

         (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable solely to making, funding and maintaining its Loans and its Commitment. Notwithstanding anything to the contrary set forth above in this Section, this Section shall not apply to Floating Rate Loans.

      3.2. Changes in Capital Adequacy Regulations. If a Lender determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation

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

or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means
(i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement. Notwithstanding anything to the contrary set forth above in this Section, this Section shall not apply to Floating Rate Loans.

      3.3. Availability of Types of Advances. If any Lender determines that maintenance of any of its Fixed Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Fixed Rate Advances are not available or (ii) the interest rate applicable to a Type of Advance does not accurately reflect the cost of making or maintaining such Advance, then the Administrative Agent shall suspend the availability of the affected Type of Advance and require any Fixed Rate Advances of the affected Type to be repaid.

      3.4. Funding Indemnification. If any payment of a Fixed Rate Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Fixed Rate Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

      3.5. Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Fixed Rate Loans to reduce any liability of the Borrower to such Lender under Sections 3.1 and 3.2 or to avoid the unavailability of a Type of Advance under Section 3.3, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2 or 3.4. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Fixed Rate Loan shall be calculated as though each Lender funded its Fixed Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Fixed Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2 and
3.4 shall survive payment of the Obligations and termination of this Agreement.


                                   ARTICLE IV

                 CONDITIONS PRECEDENT; WITHHOLDING TAX EXEMPTION

       4.1. Initial Advance. The Lenders shall not be required to make the initial Advance hereunder at any time prior to the date of this Agreement and unless and until the Borrower has furnished to the Documentation Agent with sufficient copies for the Lenders:

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                                       19

      (i)         Duly executed originals of this Agreement.

     (ii)         Duly executed originals of each of the Guaranties.

    (iii)         Duly   executed   originals  of  each  of  the   Subordination
                  Agreements.

     (iv) Copies of the articles of incorporation of the Borrower, together with all amendments, and a certificate of good standing, both certified by the Secretary of State of the State of Utah.

      (v) Copies, certified by the Secretary or Assistant Secretary of the Borrower, of its by-laws and of its Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Lender) authorizing the execution of the Loan Documents.

     (vi) An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign the Loan Documents and to make borrowings hereunder, upon which certificate the Administrative Agent, the Documentation Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

    (vii) With respect to each of the Guarantors, an incumbency certificate, executed by the Secretary or Assistant Secretary of such Guarantor, which shall identify by name and title and bear the signature of the officers of such Guarantor authorized to sign the Guaranty to which it is party.

   (viii) A certificate, signed by the chief financial officer of the Borrower, stating that on the initial Borrowing Date no Default or Unmatured Default has occurred and is continuing.

     (ix)         A  written   opinion  of  counsel  to  the  Borrower  and  the
                  Guarantors, addressed to the Lenders in substantially the form of Exhibit "B" hereto.

      (x)         Notes payable to the order of each of the Lenders.

     (xi) Written money transfer instructions, in substantially the form of Exhibit "E" hereto, addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

    (xii) Evidence satisfactory to the Administrative Agent and the Documentation Agent that upon funding of the initial Advance hereunder, all Indebtedness under the Existing Credit Agreement shall have been paid in full.

   (xiii) Information satisfactory to the Documentation Agent and the Lenders regarding the Borrower's Year 2000 Program.

    (xiv) Such other documents as any Lender or its counsel may have reasonably requested.

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                                       20

Promptly upon funding of the Initial Advance hereunder, the Documentation Agent shall cause to be released any security interest in any collateral securing the Indebtedness under the Existing Credit Agreement.

      4.2. Each Advance. The Lenders shall not be required to make any Advance (other than an Advance that, after giving effect thereto and to the application of the proceeds thereof, does not increase the aggregate amount of outstanding Advances), unless on the applicable Borrowing Date:

      (i)         There exists no Default or Unmatured Default.

     (ii) The representations and warranties contained in Article V are true and correct in all material respects as of such Borrowing Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

    (iii) All legal matters incident to the making of such Advance shall be satisfactory to the Lenders and their counsel.

     Each Borrowing Notice with respect to each such Advance shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and (ii) have been satisfied. Any Lender may, through the Administrative Agent, require a duly completed compliance certificate in substantially the form of Exhibit "C" hereto as a condition to making an Advance.

     4.3. Withholding Tax Exemption. At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower, the Administrative Agent and the Documentation Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower, the Administrative Agent and the Documentation Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower, the Administrative Agent or the Documentation Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower, the Administrative Agent and the Documentation Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

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

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrower represents and warrants to the Lenders that:

      5.1. Corporate Existence and Standing. Each of the Borrower and its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction where its ownership of property or conduct of business requires such authority and where failure to have such authority could have a Material Adverse Effect.

      5.2. Authorization and Validity. Each of the Borrower and the Guarantors has the corporate power and authority and legal right to execute and deliver the Loan Documents to which it is party and to perform its obligations thereunder. The execution and delivery by the Borrower and the Guarantors of the Loan Documents and the performance of their respective obligations thereunder have been duly authorized by proper corporate proceedings, the Loan Documents to which the Borrower is party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, and the Loan Documents to which each Guarantor is party constitute legal, valid and binding obligations of such Guarantor enforceable against such Guarantor in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

      5.3. No Conflict; Government Consent. Neither the execution and delivery by the Borrower or any Guarantor of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of the Guarantors or the Borrower's or any Guarantor's articles of incorporation or by-laws or the provisions of any material indenture, instrument or agreement to which the Borrower or any of the Guarantors is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of the Borrower or any Guarantor pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

      5.4. Financial Statements. The consolidated financial statements dated December 28, 1997 of the Borrower and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

      5.5. Material Adverse Change. Since December 28, 1997, there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which is likely to have a Material Adverse Effect.

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                                       22

      5.6. Taxes.The Borrower and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists. The United States income tax returns of the Borrower and its Subsidiaries have been audited by the Internal Revenue Service through the fiscal year ended December 31, 1993. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

      5.7. Litigation and Contingent Obligations. Except as set forth on Schedule "3" hereto, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of the Loans or Advances. Other than any liability incident to such litigation, arbitration or proceedings, the Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

      5.8. Subsidiaries. Schedule "1" hereto contains an accurate list of all Subsidiaries of the Borrower as of the date of this Agreement, setting forth their respective jurisdictions of incorporation and the percentage of their respective capital stock owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

      5.9. ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $1,000,000. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

     5.l0. Accuracy of Information. No information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

     5.11. Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

     5.12. Material Agreements. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which is likely to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default is likely to have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Indebtedness.

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                                       23

     5.13. Compliance With Laws. The Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property if failure to comply could reasonably be expected to have a Material Adverse Effect.

     5.14. Ownership of Properties. Except as set forth on Schedule "2" hereto, on the date of this Agreement, the Borrower and its Subsidiaries will have good title, free of all Liens other than those permitted by Section 6.15, to all of the Property and assets reflected in the financial statements as owned by it.

     5.15. Plan Assets; Prohibited Transactions. The Borrower is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. ss. 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code); and neither the execution of this Agreement and the making of Loans hereunder do not give rise to a prohibited transaction within the meaning of
Section 406 of ERISA or Section 4975 of the Code.

     5.16. Environmental Matters. In the ordinary course of its business, the officers of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower due to Environmental Laws. On the basis of this consideration, the Borrower has reasonably concluded that it is in material compliance with all applicable Environmental Laws in effect on the date of this representation and warranty. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a Material Adverse Effect.

     5.17. Investment Company Act. Neither the Borrower nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     5.18.  Public  Utility  Holding  Company Act.  Neither the Borrower nor any
Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.19. Year 2000 Program. The Borrower has made a full and complete assessment of the Year 2000 Issues and has a realistic and achievable program for remediating the Year 2000 Issues on a timely basis (the "Year 2000 Program"). Based on such assessment and on the Year 2000 Program the Borrower does not reasonably anticipate that Year 2000 Issues will have a Material Adverse Effect.

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                                       24

                                   ARTICLE VI
                                    COVENANTS
                                    ---------

     During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

      6.1. Financial Reporting. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Lenders:

         (i)      Within 90 days  after the close of each of its  fiscal  years,
                  (A) an unqualified (except for qualifications relating to changes in accounting principles or practices reflecting changes in generally accepted principles of accounting and required or approved by the Borrower's independent certified public accountants) audit report certified by independent certified public accountants, acceptable to the Required Lenders, prepared in accordance with Agreement Accounting
                  Principles on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for itself and the Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by any management letter prepared by said accountants, and (B) consolidating unaudited balance sheets as at the close of each such period and consolidating profit and loss and reconciliation of surplus statements and a statement of cash flows for such fiscal year, all certified by its chief financial officer.

         (ii) Within 45 days after the close of the first three quarterly periods of each of its fiscal years, for itself and the Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer.

         (iii) Together with the financial statements required under Sections 6.1(i) and (ii), a compliance certificate in substantially the form of Exhibit "C" hereto signed by an Authorized Officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

         (iv) Within 270 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA.

         (v) As soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto.

         (vi) As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or

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                                       25
                  regulation by the Borrower or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         (vii) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

         (viii) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

         (ix) Such other information (including non-financial information) as the Documentation Agent, the Administrative Agent or any Lender may from time to time reasonably request.

      6.2. Use of Proceeds. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Advances to repay the obligations under the Existing Credit Agreement, to support general corporate purposes and friendly Acquisitions, and to repay outstanding Advances. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U).

       6.3. Notice of Default. The Borrower will, and will cause each Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise (including, without limitation, developments with respect to Year 2000 Issues), which could have a Material Adverse Effect.

      6.4. Conduct of Business. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted or in related business lines and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

      6.5. Taxes. The Borrower will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles.

      6.6. Insurance. The Borrower will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

      6.7. Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except to the extent that such noncompliance could not reasonably be expected to have a Material Adverse Effect.

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                                       26

      6.8. Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

      6.9. Inspection. The Borrower will, and will cause each Subsidiary to, permit the Administrative Agent, the Documentation Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Administrative Agent, the Documentation Agent or any Lender may designate.

     6.10. Dividends. The Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions on its capital stock (other than dividends payable in its own capital stock and dividends on preferred stock of the Borrower outstanding on the date of this Agreement), except that any Subsidiary may declare and pay dividends to, or make distributions to, or make redemptions from, the Borrower or a Wholly-Owned Subsidiary.

     6.11. Indebtedness. The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

         (i)      The Loans.

         (ii) Indebtedness existing on the date hereof and described in Schedule "2" hereto.

         (iii) Indebtedness arising under Rate Hedging Agreements related to the Loans.

         (iv) Subject to the prior review by the Documentation Agent of (A) the relevant documentation in connection therewith and (B) evidence of the Borrower's compliance with the financial covenants under this Agreement on a proforma basis upon the incurrence thereof, any other Indebtedness with a final maturity date not earlier than five years from its date of issuance and with financial covenants that are not more restrictive than those under this Agreement.

     6.12. Merger. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except: (1) any merger of a Subsidiary into the Borrower or a Wholly-Owned Subsidiary, and (2) any consolidation or merger in which the Borrower is the surviving entity and the shareholders of the Borrower prior to such consolidation or merger will control a majority of the Borrower's voting stock upon the closing of such consolidation or merger.

     6.13. Sale of Assets. The Borrower will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of its Property, to any other Person, except:

          (i)     Sales of inventory in the ordinary course of business.

1a-222232

         (ii) Leases, sales or other dispositions of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of (other than inventory in the ordinary course of business) as permitted by this Section during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Borrower and its Subsidiaries.

     6.14. Investments and Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including, without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

         (i) Short-term obligations of, or fully guaranteed by, the United States of America.

         (ii) Commercial paper rated A-l or better by Standard and Poor's Ratings Group, a division of McGraw Hill, Inc., or P-l or better by Moody's Investors Service, Inc.

                  (iii) Municipal bonds rated AA or better, and preferred stock rated A or better, by Standard and Poor's Ratings Group.

         (iv) Demand deposit accounts maintained in the ordinary course of business.

         (v) Certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000.

         (vi) Existing Investments in Subsidiaries and other Investments in existence on the date hereof and described in Schedule "1" hereto.

         (vii)    Investments arising in the ordinary course of business.

         (viii) Friendly Acquisitions involving total expenditures not to exceed (A) 20% of the Borrower's consolidated Net Worth in any one transaction or series of transactions related to the same entity; or (B) in the aggregate for any calendar year, 50% of the Borrower's consolidated Net Worth; provided, however, that with the prior written consent of the Lenders, the Borrower may make friendly Acquisitions involving total expenditures in excess of the above limits.

         (ix)     Investments   in  connection   with   non-qualified   deferred
                  compensation programs for employees of the Borrower where the Investments are directed by such employees.

     6.15. Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

         (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings

1a-222232
                  and for which adequate reserves in accordance with generally accepted principles of accounting shall have been set aside on its books.

         (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books.

         (iii) Landlord's liens (whether imposed by law or by contract) on personal property located in leased premises arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books.

         (iv) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

         (v) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or the Subsidiaries.

         (vi) Liens existing on the date hereof and described in Schedule "2" hereto.

     6.16. Total Indebtedness / Total Capital Ratio. The Borrower will not permit the ratio of the Total Indebtedness to the Total Capital of the Borrower and its Subsidiaries on a consolidated basis to exceed 0.45:1.00, all determined as of the last day of each fiscal quarter for the 12-month period ending on such date.

     6.17. Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction.

     6.18. Net Worth The Borrower will not permit the Net Worth of the Borrower and its consolidated Subsidiaries to be less than the sum of: (i) $83,500,000, plus (ii) fifty percent (50%) of net income of the Borrower and its consolidated Subsidiaries (if positive) earned at any time after December 31, 1997, determined in accordance with Agreement Accounting Principles, plus (iii) seventy-five percent (75%) of the net proceeds of any new equity issuance of the Borrower and its consolidated Subsidiaries occurring at any time after the date of this Agreement.

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                                       29

     6.19. Total Indebtedness / Adjusted EBITDA Ratio The Borrower will not permit the Total Indebtedness / Adjusted EBITDA Ratio of the Borrower and its consolidated Subsidiaries, determined as of the last day of each fiscal quarter for the 12-month period ending on such date, to exceed 3.0:1.0.

     6.20. Interest Coverage Ratio The Borrower will not permit the Interest Coverage Ratio of the Borrower and its consolidated Subsidiaries, determined as of the last day of each fiscal quarter for the 12-month period ending on such date, to be less than 3.0:1.0.

     6.21. Year 2000 Program. The Borrower will take and will cause each of its Subsidiaries to take all such actions as are reasonably necessary to successfully implement the Year 2000 Program and to assure that Year 2000 Issues will not have a Material Adverse Effect. At the request of the Documentation Agent or any Lender, the Borrower will provide a description of the Year 2000 Program, together with any updates or progress reports with respect thereto.


                                   ARTICLE VII

                                    DEFAULTS
                                    --------

     The occurrence of any one or more of the following events shall constitute a Default:

      7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders, the Documentation Agent or the Administrative Agent under or in connection with this Agreement, any Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

      7.2. Nonpayment of principal of any Note when due, or nonpayment of interest upon any Note or of any commitment fee or other obligations under any of the Loan Documents within five days after the same becomes due.

      7.3.  The  breach by the  Borrower  of any of the terms or  provisions  of
Article VI.

      7.4. The breach by the Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or provisions of this Agreement which is not remedied within thirty days after written notice from the Administrative Agent, the Documentation Agent or any Lender.

      7.5. Failure of the Borrower or any Guarantor to pay when due any Indebtedness aggregating in excess of $1,000,000 ("Material Indebtedness"); or the default by the Borrower or any Guarantor in the performance of any term, provision or condition contained in any agreement under which any such Material Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which is to cause, or to permit the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of the Borrower or any Guarantor shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Borrower or any Guarantor shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

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                                       30

      7.6. The Borrower or any Guarantor shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

      7.7. Without the application, approval or consent of the Borrower or any Guarantor, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any Guarantor or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any Guarantor and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

      7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"), all or any portion of the Property of the Borrower or any Guarantor which, when taken together with all other Property of the Borrower or any Guarantor so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion.

      7.9. The Borrower or any of its Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge any judgment or order for the payment of money (to the extent not covered by insurance) in excess of $1,000,000, which is not stayed on appeal or otherwise being appropriately contested in good faith.

     7.10. The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $1,000,000 or any Reportable Event shall occur in connection with any Plan.

     7.11. The Borrower or any of its Subsidiaries shall be the subject of any proceeding or investigation pertaining to the release by the Borrower or any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, or any violation of any federal, state or local environmental, health or safety law or regulation, which, in either case, could be reasonably expected to have a Material Adverse Effect.

     7.12. The occurrence of any "default", as defined in any Loan Document (other than this Agreement or the Notes) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement or the Notes), which default or breach continues beyond any period of grace therein provided.

     7.13. Nonpayment by the Borrower of any Rate Hedging Obligation when due or the breach by the Borrower of any term, provision or condition contained in any Rate Hedging Agreement.

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                                       31

     7.14. Any Guaranty shall fail to remain in full force or effect (and such failure could reasonably be expected to have a Material Adverse Effect) or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of any Guaranty to which it is a party (and such failure could reasonably be expected to have a Material Adverse Effect), or any Guarantor denies that it has any further liability under any Guaranty to which it is a party, or gives notice to such effect.

                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                 ----------------------------------------------

      8.1. Acceleration. If any Default described in Section 7.6 or 7.7 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder and the Administrative Agent's obligation to issue Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent, the Documentation Agent or any Lender. If any other Default occurs, the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans hereunder (and the Administrative Agent may in its sole discretion terminate or suspend its obligation to issue Letters of Credit hereunder), or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives. Any amounts paid by the Borrower to the Administrative Agent on account of Outstanding Letters of Credit shall be held by the Administrative Agent as cash collateral for the obligations of the Borrower with respect to unpaid L/C Drawings relating thereto, and the Borrower hereby grants to the Administrative Agent a first perfected security interest in said cash and authorizes the Administrative Agent to apply such cash on account of future L/C Drawings as such become payable by the Borrower.

     If, within five (5) days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

      8.2. Amendments. Subject to the provisions of this Article VIII, the Required Lenders (or the Documentation Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of each Lender affected thereby:

         (i) Extend the maturity of any Loan or Note or forgive all or any portion of the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon.

         (ii)     Modify the definition of Required Lenders.

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                                       32

         (iii) Reduce the amount or extend the payment date for, the mandatory payments required under Section 2.2, or increase or decrease the amount of the Commitment of any Lender hereunder (except for a ratable decrease in the Commitments of all Lenders), or permit the Borrower to assign its rights under this Agreement.

         (iv)     Amend this Section 8.2.

         (v)      Release any Guarantor of any Advance.

No amendment of any provision of this Agreement relating to the Administrative Agent or the Documentation Agent shall be effective without the written consent of the Administrative Agent or the Documentation Agent, as applicable. The Documentation Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other party to this Agreement.

      8.3. Preservation of Rights. No delay or omission of the Lenders, the Administrative Agent or the Documentation Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent, the Documentation Agent and the Lenders until the Obligations have been paid in full.







                                   ARTICLE IX

                               GENERAL PROVISIONS
                               ------------------

      9.1. Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.

      9.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

      9.3. Taxes. Any taxes (excluding federal income taxes on the overall net income of any Lender) or other similar assessments or charges made by any governmental or revenue authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

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

      9.4. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

      9.5. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent, the Documentation Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Administrative Agent, the Documentation Agent and the Lenders relating to the subject matter thereof.

      9.6. Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent or the Documentation Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

      9.7. Expenses; Indemnification. The Borrower shall reimburse the Documentation Agent for any costs, internal charges and reasonable out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Documentation Agent, which attorneys may be employees of the Documentation Agent) paid or incurred by the Documentation Agent in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent, the Documentation Agent and the Lenders for any costs, internal charges and reasonable out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Administrative Agent, the Documentation Agent and the Lenders, which attorneys may be employees of the Administrative Agent, the Documentation Agent or the Lenders) paid or incurred by the Administrative Agent, the Documentation Agent or any Lender in connection with the collection and enforcement of the Loan Documents. The Borrower further agrees to indemnify the Administrative Agent, the Documentation Agent and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent, the Documentation Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder except to the extent that they are determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

      9.8. Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent and Documentation Agent with sufficient counterparts so that the Administrative Agent or the Documentation Agent may furnish one to each of the Lenders.

      9.9.  Accounting.   Except  as  provided  to  the  contrary  herein,   all
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles, except that any calculation or determination which is to be made on a consolidated basis shall be made for the Borrower and all its Subsidiaries, including those Subsidiaries, if any, which are unconsolidated on the Borrower's audited financial statements.
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

     9.10. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     9.11. Nonliability of Lenders.The relationship between the Borrower on the one hand and the Lenders, the Documentation Agent and the Administrative Agent on the other hand shall be solely that of borrower and lender. Neither the Administrative Agent, the Documentation Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Administrative Agent, the Documentation Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower agrees that neither the Administrative Agent, the Documentation Agent nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined by a court of competent jurisdiction in a final and non-appealable order that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Administrative Agent, the Documentation Agent nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

     9.12. Confidentiality. Each Lender agrees to hold any confidential information which it may receive from the Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to that Lender or to a Transferee, (iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which that Lender is a party, and (vi) permitted by Section 12.4.

     9.13. Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) for the repayment of the Loans provided for herein.


                                    ARTICLE X

              THE ADMINISTRATIVE AGENT AND THE DOCUMENTATION AGENT
              ----------------------------------------------------

     10.1. Appointment; Nature of Relationship.First Chicago and First Security are hereby appointed by the Lenders as the Documentation Agent and the Administrative Agent respectively hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Documentation Agent and the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. Each of the Documentation Agent and the Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined terms "Documentation

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


Agent" and "Administrative Agent," it is expressly understood and agreed that the Documentation Agent and the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that each of the Documentation Agent and the Administrative Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, each of the Documentation Agent and the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Documentation Agent or the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

     10.2. Powers. Each of the Documentation Agent and the Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to it by the terms of each thereof, together with such powers as are reasonably incidental thereto. Neither the Documentation Agent nor the Administrative Agent shall have any implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by it.

     10.3. General Immunity. Neither the Administrative Agent nor the Documentation Agent nor any of their respective directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for (i) any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct; or (ii) any determination by it or them that compliance with any law or any governmental or quasi-governmental rule, regulation, order, policy, guideline or directive (whether or not having the force of law) requires the Advances and Commitments hereunder to be classified as being part of a "highly leveraged transaction".

     10.4. No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent nor the Documentation Agent nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to the Documentation Agent; (iv) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; or (v) the value, sufficiency, creation, perfection or priority of any interest in any collateral security. Neither the Documentation Agent nor the Administrative Agent shall have any duty to disclose to the Lenders information that is not required to be furnished by the Borrower to it at such time, but is voluntarily furnished by the Borrower to it (either in its capacity as the Documentation Agent or the Administrative Agent, as applicable, or in its individual capacity).

     10.5. Action on Instructions of Lenders. Each of the Documentation Agent and the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in

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


accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Lenders hereby acknowledge that neither the Documentation Agent nor the Administrative Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. Each of the Documentation Agent and the Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

     10.6. Employment of Agents and Counsel. Each of the Documentation Agent and the Administrative Agent may execute any of its duties as the Documentation Agent or the Administrative Agent (as applicable) hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each of the Documentation Agent and the Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

     10.7. Reliance on Documents; Counsel. Each of the Documentation Agent and the Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by it, which counsel may be its employees.

     10.8. Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify each of the Documentation Agent and the Administrative Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Borrower for which the Documentation Agent or the Administrative Agent (as applicable) is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Documentation Agent or the Administrative Agent (as applicable) on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and
(iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Documentation Agent or the Administrative Agent (as applicable) in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Documentation Agent or the Administrative Agent (as applicable). The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

     10.9. Notice of Default. Neither the Administrative Agent nor the Documentation Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless it has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a

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

"notice of default". In the event that the Administrative Agent or the Documentation Agent (as applicable) receives such a notice, it shall give prompt notice thereof to the Lenders.

     10.10. Rights as a Lender. In the event the Administrative Agent or the Documentation Agent (as applicable) is a Lender, it shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent or the Documentation Agent (as applicable), and the term "Lender" or "Lenders" shall, at any time when such party is a Lender, unless the context otherwise indicates, include such party in its individual capacity. Each of the Administrative Agent and the Documentation Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. Each of the Administrative Agent and the Documentation Agent, in its individual capacity, is not obligated to remain a Lender.

     10.l1. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Documentation Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Documentation Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     10.12. Successor Administrative Agent and Documentation Agent. Each of the Documentation Agent and the Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Documentation Agent or successor Administrative Agent (as applicable) or, if no such successor has been appointed, forty-five days after the retiring Administrative Agent or Documentation Agent (as applicable) gives notice of its intention to resign. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, such successor. If no such successor shall have been so appointed by the Required Lenders within thirty days after the resigning Administrative Agent's or Documentation Agent's (as applicable) giving notice of its intention to resign, then the resigning party may appoint, on behalf of the Borrower and the Lenders, its successor. If the Administrative Agent or the Documentation Agent (as applicable) has resigned and no successor has been appointed, the Lenders may perform all the duties of the Administrative Agent or the Documentation Agent (as applicable) hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent or successor Documentation Agent shall be deemed to be appointed hereunder until such successor has accepted the appointment. Any such successor shall be a commercial bank having capital and retained earnings of at least $50,000,000. Upon the acceptance of any appointment as Administrative Agent or Documentation Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning party. Upon the effectiveness of the resignation of the Administrative Agent or the Documentation Agent (as applicable), it shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of an Administrative Agent or a Documentation Agent (as applicable), the provisions of this Article X shall

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

continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent or the Documentation Agent (as applicable) hereunder and under the other Loan Documents.


                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS
                            ------------------------

     11.1. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or Unmatured Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part thereof, shall then be due.

     11.2. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to Section 3.1, 3.2 or 3.4) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. If any such amount is to be applied to Indebtedness of the Borrower to a Lender, other than Indebtedness evidenced by any of the Notes held by such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by such Notes.

                                   ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
                -------------------------------------------------

     12.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding clause (ii) of this Section, any Lender may at any time, without the consent of the Borrower, the Documentation Agent or the Administrative Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Administrative Agent and the Documentation Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 12.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Documentation Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or

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

consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     12.2.    Participations.

                  12.2.1  Permitted Participants; Effect. Any Lender may, in the
         ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, any participating interests in any Letter of Credit or unrepaid L/C Drawing, or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower, the Documentation Agent and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  12.2.2. Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan, Commitment, Letter of Credit or unrepaid L/C Drawing in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan, Commitment, Letter of Credit or unrepaid L/C Drawing, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan, Commitment, Letter of Credit or unrepaid L/C Drawing, releases any guarantor of any such Loan or releases any substantial portion of collateral, if any, securing any such Loan.

                  12.2.3. Benefit of Setoff. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in
         Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.

                  12.3.   Assignments.

                  12.3.1. Permitted  Assignments.   With prior written notice to
         the Documentation Agent and the other Lenders, any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit "D" hereto or in such other form as may be agreed to by the parties thereto. The consent of the Documentation Agent shall be

1A-222232
         required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Such consent shall not be unreasonably withheld or delayed. Each such assignment shall be in an amount not less than the lesser of (i) $5,000,000 or
         (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment).

                  12.3.2. Effect;  Effective  Date.   Upon (i)  delivery  to the
         Documentation Agent of a notice of assignment, substantially in the form attached as Exhibit "I" to Exhibit "D" hereto (a "Notice of Assignment"), together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee by the assignee to the Documentation Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders, the Documentation Agent or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Documentation Agent and the Borrower shall make appropriate arrangements so that new Notes, if appropriate, are issued to such Purchaser.

     12.4. Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries; provided that each Transferee and prospective Transferee agrees to be bound by Section
9.12 of this Agreement.

     12.5. Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 4.3.


                                  ARTICLE XIII

                                     NOTICES
                                     -------

     13.1. Notices. Except as otherwise permitted by Section 2.13 with respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower, the Documentation Agent or the Administrative Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Lender, at its address or facsimile number set forth on the signature pages hereof or in its administrative questionnaire or (z) in the case of any party, such other address or facsimile number as such party may hereafter specify for

1A-222232
the purpose by notice to the Administrative Agent, the Documentation Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II shall not be effective until received.

     13.2. Change of Address.   The  Borrower,  the  Administrative  Agent,  the
Documentation Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.


                                   ARTICLE XIV

                                  COUNTERPARTS
                                  ------------

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective (with such effectiveness being retroactive to July 1, 1998) when it has been executed by the Borrower, the Administrative Agent, the Documentation Agent and the Lenders and each party has notified the Documentation Agent by telefacsimile or telephone, that it has taken such action.




                                   ARTICLE XV

          CHOICE OF LAW, CONSENT TO JURISDICTION, WAIVER OF JURY TRIAL
          ------------------------------------------------------------

     15.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF CALIFORNIA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     15.2. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR CALIFORNIA STATE COURT SITTING IN LOS ANGELES IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT OR ANY LENDER TO

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                                       42

BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY
MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN LOS ANGELES, CALIFORNIA.

     15.3. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

1A-222232

     IN WITNESS WHEREOF, the Borrower, the Lenders, the Documentation Agent and the Administrative Agent have executed this Agreement as of the date first above written.
                                                     SOS STAFFING SERVICES, INC.


                           By:
                           Print Name:
                           Title:
                                      1415 South Main Street
                                      Salt Lake City, Utah 84115
                                      Fax: (801) 483-4283

                           Attention: Mr. Gary Crook

                           THE FIRST NATIONAL BANK OF CHICAGO,
                           as the Documentation Agent and as a Lender


                           By:
                           Print Name:
                           Title:
                                  777 South Figueroa Street, 4th Floor
                                  Los Angeles, California 90017
                                  Fax: (213) 683-4999

                           Attention: Mr. James P. Moore

                                      With copy to:

                                            One First National Plaza, 10th Floor
                                            Chicago, Illinois 60670
                                            Fax: (312) 732-4840
                                            Attention: Ms. Sharon Bosch

                           FIRST SECURITY BANK, N.A.,
                           as the Administrative Agent and as a Lender


                           By:
                           Print Name:
                           Title:
                                  15 East 100 South, 2nd Floor
                                  Salt Lake City, Utah 84111
                                  Fax: (801) 246-5532

                           Attention: Mr. David P. Williams

1A-222232

                                   EXHIBIT "A"


                                      NOTE


                              Salt Lake City, Utah
                              --------------------


     FOR VALUE RECEIVED, SOS STAFFING SERVICES, INC., a Utah corporation (the "Borrower"), hereby unconditionally promises to pay to the order of (the "Lender") at the office of First Security Bank, N.A., a national banking association (the "Administrative Agent"), located at 15 East 100 South, 2nd Floor, Salt Lake City, Utah 84111, in lawful money of the United States and in immediately available funds, on the dates required under that certain Amended and Restated Credit Agreement dated as of July 27, 1998 among the Borrower, the lenders from time to time party thereto, including the Lender, the Documentation Agent and the Administrative Agent (as the same may be amended or modified and in effect from time to time, the "Agreement"), the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Agreement.

     The Borrower further agrees to pay interest in like money and funds at the office of the Administrative Agent referred to above, on the unpaid principal balance hereof from the date advanced until paid in full at the applicable rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on or before the Facility Termination Date. The holder of this Note is hereby authorized to record the date and amount of each Loan and the date and amount of each payment of principal and interest, and applicable interest rates and other information with respect thereto, on the schedules annexed to and constituting a part of this Note (or by any analogous method the holder hereof may elect consistent with its customary practices) and any such recordation shall, absent manifest error, constitute conclusive evidence of the accuracy of the information so recorded; provided, however, that the failure to make a notation or the inaccuracy of any notation shall not limit or otherwise affect the obligations of the Borrower under the Agreement and this Note.

     This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Agreement, to which reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranties, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                           SOS STAFFING SERVICES, INC.


                           By:
                           Print Name:
                           Title:

1A-222232

                         SCHEDULE OF LOANS AND PAYMENTS
                                       TO
                      NOTE OF SOS STAFFING SERVICES, INC.,
                              DATED _________, ____


      Interest                          Principal   Maturity        Principal
 Amount of Interest  Interest       Amount Unpaid       Amount
Date      Loan       Period         Rate    Paid     Balance  Paid
----   ----------  -----------   --------- -------  --------- ----

1a-222232

                                   EXHIBIT "B"
                                 FORM OF OPINION

                                        July __, 1998

The Documentation Agent, the Administrative Agent and the Lenders who are parties to the Agreement described below.

Ladies and Gentlemen:

     We have acted as counsel for SOS Staffing Services, Inc. (the "Borrower") and each of the Guarantors in connection with the execution and delivery of that certain Amended and Restated Credit Agreement dated as of July 27, 1998 (the "Agreement") among the Borrower, the Lenders named therein, The First National Bank of Chicago, as the Documentation Agent, and First Security Bank, N.A., as the Administrative Agent, and the other Loan Documents in connection therewith. This opinion is being furnished to the Documentation Agent, the Administrative
Agent and the Lenders pursuant to the provisions of Section 4.1(ix) of the Agreement. All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Agreement.

     We have examined executed copies of each of the Loan Documents and copies of the articles of incorporation and by-laws (with all amendments respectively thereto) of each of the Borrower and the Guarantors, and certified copies of resolutions adopted by the Board of Directors of the Borrower on _____________, 1998, authorizing the execution and delivery of the Loan Documents to which the Borrower is party, and certified copies of resolutions adopted by the Board of Directors of each of the Guarantors on ___________, 1998, authorizing the execution and delivery of the Loan Documents to which such Guarantor is party. We are generally familiar with the business and operations of the Borrower and the Guarantors. We have examined such statutes, decisions and matters of law and other documents as we deemed necessary to express the following opinions.

         In our examination made for the purpose of rendering these opinions, we have relied upon the certificates of incumbency this day furnished to us as to the genuineness of all signatures. After due inquiry and examination, we have assumed for the purpose of the opinions the authenticity of all other documents submitted to us as originals and the conformity with originals of all other documents submitted to us as certified copies. As to any questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certificates of governmental officials and certificates of officers of the Company, copies of which are attached hereto.

         The opinions hereinafter expressed are subject to the following qualifications:

              (a) The effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally; and

              (b) The effect of rules of law governing specific performance, injunctive relief or other equitable remedies.

1a-222232

     Based upon the foregoing, it is our opinion that:

     l. Each of the Borrower and its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

     2. Each of the Borrower and the Guarantors has the corporate power and authority and legal right to execute and deliver the Loan Documents to which it is party and to perform its obligations thereunder. The execution and delivery of the Loan Documents by the Borrower and the Guarantors and the performance of their respective obligations thereunder have been duly authorized by proper corporate proceedings, the Loan Documents to which the Borrower is party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, and the Loan Documents to which each Guarantor is party constitute legal, valid and binding obligations of such Guarantor enforceable against such Guarantor in accordance with their terms. The execution and delivery by the Borrower or any Guarantor of the Loan Documents, the consummation of the transactions therein contemplated, and compliance with the provisions thereof will not:

                  (a) require any consent of the Borrower's shareholders;

                  (b) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of the Guarantors or the Borrower's or any Guarantor's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Borrower or any of the Guarantors is a party or is subject; or

                  (c) result in, or require, the creation or imposition of any Lien pursuant to the provisions of any indenture, instrument or agreement to which the Borrower or any of the Guarantors is a party or is subject.

     3. There is no litigation or proceeding against the Borrower or any of its Subsidiaries which, if adversely determined, could have a Material Adverse Effect.

     4. No approval, authorization, consent, adjudication or order of any governmental authority, which has not been obtained by the Borrower or any of the Guarantors, is required to be obtained by the Borrower or any of the Guarantors in connection with the execution and delivery of the Loan Documents, the borrowings under the Agreement or in connection with the payment by the Borrower or any Guarantor of the Obligations.

     This  opinion  may  be  relied  upon  by  the   Documentation   Agent,  the
Administrative Agent, the Lenders and their participants, assignees and other transferees.


                           Very truly yours,
                             ------------

1a-222232

                                   EXHIBIT "C"

                             COMPLIANCE CERTIFICATE



To:      The Lenders parties to the
         Agreement Described Below

     This Compliance Certificate is furnished pursuant to that certain Amended and Restated Credit Agreement dated as of July 27, 1998 (as amended, modified, renewed or extended from time to time, the "Agreement") among SOS Staffing Services, Inc. (the "Borrower"), the lenders party thereto, The First National Bank of Chicago, as the Documentation Agent, and First Security Bank, N.A., as the Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1.  I am the duly elected                       of the Borrower;
                              ----------------------

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

     4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

     5. Schedule II attached hereto sets forth the determination of the interest rate to be paid for Advances commencing the first day of the month following the delivery hereof.

     6. Schedule III attached hereto sets forth the various reports and deliveries which are required under the Credit Agreement and the other Loan Documents and the status of compliance.

     Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

1a-222232

----------------------------------------
----------------------------------------
----------------------------------------
----------------------------------------

     The foregoing  certifications,  together with the computations set forth in
Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this day of , 19 .

                            ----------------------

1a-222232

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

                      Compliance as of _________, 199_ with
               Provisions of Sections 6.16, 6.18, 6.19 and 6.20 of
                                  the Agreement

1a-222232

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

                               Rate Determination


1a-222232

                     SCHEDULE III TO COMPLIANCE CERTIFICATE

                             Reports and Deliveries

1a-222232

                                   EXHIBIT "D"

                              ASSIGNMENT AGREEMENT

     This Assignment Agreement (this "Assignment Agreement") between (the "Assignor") and (the "Assignee") is dated as of , 19 . The parties hereto agree as follows:


     1. PRELIMINARY STATEMENT. The Assignor is a party to a Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.


     2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3(b) of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. The aggregate
Commitment  purchased  by the  Assignee  hereunder  is set  forth  in  Item 4 of
Schedule 1.


     3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 and the date a Notice of Assignment substantially in the form of Exhibit "I" attached hereto has been delivered to the Documentation Agent. Such Notice of Assignment must include any consents required to be delivered to the Documentation Agent by Section 12.3.1 of the Credit Agreement. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections 4 and 5 hereof are not made on the proposed Effective Date. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.


     4. PAYMENTS OBLIGATIONS. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Administrative Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. In consideration for the sale and assignment of Loans hereunder, (i) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Floating Rate Loans assigned to the Assignee hereunder and (ii) with respect to each Fixed Rate Loan made by the Assignor and assigned to the Assignee hereunder

1a-222232
which is outstanding on the Effective Date, (a) on the last day of the Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Fixed Rate Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a), (b) or (c) being hereinafter referred to as the "Payment Date"), the Assignee shall pay the Assignor an amount equal to the principal amount of the portion of such Fixed Rate Loan assigned to the Assignee which is outstanding on the Payment Date. If the Assignor and the Assignee agree that the Payment Date for such Fixed Rate Loan shall be the Effective Date, they shall agree to the interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the existing Interest Period applicable to such Fixed Rate Loan (the "Agreed Interest Rate") and any interest received by the Assignee in excess of the Agreed Interest Rate shall be remitted to the Assignor. In the event interest for the period from the Effective Date to but not including the Payment Date is not paid by the Borrower with respect to any Fixed Rate Loan sold by the Assignor to the Assignee hereunder, the Assignee shall pay to the Assignor interest for such period on the portion of such Fixed Rate Loan sold by the Assignor to the Assignee hereunder at the applicable rate provided by the Credit Agreement. In the event a prepayment of any Fixed Rate Loan which is existing on the Payment Date and assigned by the Assignor to the Assignee hereunder occurs after the Payment Date but before the end of the Interest Period applicable to such Fixed Rate Loan, the Assignee shall remit to the Assignor the excess of the prepayment penalty paid with respect to the portion of such Fixed Rate Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment penalty was calculated based on the Agreed Interest Rate. The Assignee will also promptly remit to the Assignor (i) any principal payments received from the Administrative Agent with respect to Fixed Rate Loans prior to the Payment Date and (ii) any amounts of interest on Loans and fees received from the Administrative Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of Floating Rate Loans or fees, or the Payment Date, in the case of Fixed Rate Loans, and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.


     5. FEES PAYABLE BY THE ASSIGNEE. The Assignee shall pay to the Assignor a fee on each day on which a payment of interest or fees is made under the Credit Agreement with respect to the amounts assigned to the Assignee hereunder (other than a payment of interest or fees for the period prior to the Effective Date or, in the case of Fixed Rate Loans, the Payment Date, which the Assignee is obligated to deliver to the Assignor pursuant to Section 4 hereof). The amount of such fee shall be the difference between (i) the interest or fee, as applicable, paid with respect to the amounts assigned to the Assignee hereunder and (ii) the interest or fee, as applicable, which would have been paid with respect to the amounts assigned to the Assignee hereunder if each interest rate was of 1% less than the interest rate paid by the Borrower or if the fee was of 1% less than the fee paid by the Borrower, as applicable. In addition, the Assignee agrees to pay % of the recordation fee required to be paid to the Administrative Agent in connection with this Assignment Agreement.


     6.   REPRESENTATIONS  OF  THE  ASSIGNOR;   LIMITATIONS  ON  THE  ASSIGNOR'S
LIABILITY. The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other

1a-222232
representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Property, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.


     7. REPRESENTATIONS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Documentation Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent and the Documentation Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent and the Documentation Agent by the terms thereof, together with such powers as are reasonably incidental respectively thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to
Schedule 1, (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, and *[(vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes].*

*to be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof.

     8. INDEMNITY. The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.


     9. SUBSEQUENT ASSIGNMENTS. After the Effective Date, the Assignee shall have the right pursuant to Section 12.3.1 of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written

1a-222232
consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under Sections 4, 5 and 8 hereof.

     10. REDUCTIONS OF AGGREGATE COMMITMENT. If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.


     11. ENTIRE AGREEMENT. This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.


     12. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of California.


     13. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.


     IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

                           [NAME OF ASSIGNOR]

                           By:
                              ---------------------
                           Title:
                                 ------------------
                                 ------------------
                                 ------------------



                           [NAME OF ASSIGNEE]

                           By:
                              ---------------------
                           Title:
                                 ------------------
                                 ------------------
                                 ------------------

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                                       57

                                   SCHEDULE 1
                             to Assignment Agreement

1.   Description and Date of Credit Agreement:

2.   Date of Assignment Agreement:               , 19
                                  ------------
3. Amounts (As of Date of Item 2 above):


         a.       Aggregate Commitment
                  under the
                  Credit Agreement          $
                                  ----------
         b.       Assignee's percentage
                  of the Aggregate Commitment
                  purchased
                  under the Assignment
                  Agreement      %
                           -----


4.       Assignee's Commitment purchased
         under the Assignment Agreement         $
                                       ---------
5.       Proposed Effective Date:
                                 -----------
Accepted and Agreed:

[NAME OF ASSIGNOR]                               [NAME OF ASSIGNEE]
By:                                               By:
   ------------------------                          ---------------------------
Title:                                            Title:
      ---------------------                             ------------------------

1a-222232

                Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

         Attach Assignor's Administrative Information Sheet, which must include notice address for the Assignee


1a-222232

                                   EXHIBIT "I"
                             to Assignment Agreement

                                     NOTICE
                                  OF ASSIGNMENT
                                  -------------


                                                      , 19
                                                -----


To:      THE FIRST NATIONAL BANK OF CHICAGO

From:    [NAME OF ASSIGNOR] (the "Assignor")

                [NAME OF ASSIGNEE] (the "Assignee")


                1. We refer to that Credit Agreement (the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

                2. This Notice of Assignment (this "Notice") is given and delivered to the Documentation Agent pursuant to Section 12.3.2 of the Credit Agreement.

                3. The Assignor and the Assignee have entered into an Assignment Agreement, dated as of , 19 (the "Assignment"), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstandings, rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of Schedule 1. The Effective Date of the Assignment shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period as agreed to by the Documentation Agent) after this Notice of Assignment and any consents and fees required by Sections 12.3.1 and 12.3.2 of the Credit Agreement have been delivered to the Documentation Agent, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

                4. The Assignor and the Assignee hereby give to the Borrower and the Documentation Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Documentation Agent before the date specified in Item 5 of Schedule 1 to determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof, and will confer with the Documentation Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Documentation Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Documentation Agent, the Assignor will give the Documentation Agent written confirmation of the satisfaction of the conditions precedent.

                5. The Assignor or the Assignee shall pay to the Documentation Agent on or before the Effective Date the processing fee of $3,500 required by
Section 12.3.2 of the Credit Agreement.

1a-222232

                6. The Assignor and the Assignee request and direct that the Documentation Agent prepare and cause the Borrower to execute and deliver a new Note, if appropriate, to the Assignee. The Assignor, if it will no longer be a Lender, agrees to deliver to the Documentation Agent the original Note received by it from the Borrower upon its receipt of the appropriate amount.

                7. The Assignee advises the Documentation Agent that notice and payment instructions are set forth in the attachment to Schedule 1.

                8. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be "plan assets" under ERISA.

                9. The Assignee authorizes the Documentation Agent and the Administrative Agent to act as its agent under the Loan Documents in accordance with the terms thereof. The Assignee acknowledges that neither the Documentation Agent nor the Administrative Agent has any duty to supply information with respect to the Borrower or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.

NAME OF ASSIGNOR                              NAME OF ASSIGNEE

By:                                           By:
   ----------------------                        -----------------------
Title:                                        Title:
      -------------------                           --------------------

ACKNOWLEDGED AND CONSENTED TO BY
THE FIRST NATIONAL BANK OF CHICAGO,
as Documentation Agent

By:
   ----------------------
Title:
      -------------------
                 [Attach photocopy of Schedule 1 to Assignment]

1a-222232

                                   EXHIBIT "E"
                 LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION

To First Security Bank , N.A.,
 as Administrative Agent (the "Administrative Agent") under the Credit Agreement Described Below.

Re: Amended and Restated Credit Agreement, dated July 27, 1998 (as the same may be amended or modified, the "Credit Agreement"), among SOS Staffing Services, Inc. (the "Borrower"), the Lenders named therein, the Documentation Agent, and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

         The Administrative Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Administrative Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Administrative Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 13.1 of the Credit Agreement or based on any telephonic notice made in accordance with Section 2.13 of the Credit Agreement.

Facility Identification Number(s)
                                 -----------------------------------------------
Customer/Account Name
                     -----------------------------------------------------------
Transfer Funds To
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------


For Account No.
               -----------------------------------------------------------------
Reference/Attention To
                      ----------------------------------------------------------
Authorized Officer (Customer Representative)   Date
                                                    ----------------------------
                            ------------------

------------------------------                  --------------------------------
(Please Print)                                  Signature


Bank Officer Name                             Date
                                                  ------------------------------

------------------------------                  --------------------------------
(Please Print)                                  Signature


    (Deliver Completed Form to Credit Support Staff For Immediate Processing)

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                                       62

                                   EXHIBIT "F"

                                    GUARANTY




                  THIS GUARANTY (the "Guaranty") is made and dated as of the ___ day of ______, 19__ by _________________________, a _______________________
("Guarantor").


                                    RECITALS



         A. This Guaranty is being executed and delivered to The First National Bank of Chicago, acting in its capacity as documentation agent (in such capacity, the "Documentation Agent") for the lenders from time to time party to that certain Amended and Restated Credit Agreement dated as of July 27, 1998 by and among SOS Staffing Services, Inc. (the "Borrower"), the Administrative Agent, the Documentation Agent, and the lenders from time to time party thereto (the "Lenders") (as amended, extended and replaced from time to time, the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement).

         B. Pursuant to the Credit Agreement the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

         C. Pursuant to the terms of the Credit Agreement, Guarantor is required, among other things, to execute and deliver this Guaranty to the Documentation Agent for the benefit of the Lenders.

                  NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:


                                    AGREEMENT


                  1. Guarantor hereby absolutely and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of all obligations of the Borrower to the Lenders under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined (collectively and severally, the "Guaranteed Obligations"), whether or not such Guaranteed Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such Guaranteed Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Guaranteed Obligations may be or hereafter become otherwise unenforceable.


                  2. Guarantor hereby absolutely and unconditionally guarantees the payment of the Guaranteed Obligations, whether or not due or payable by the Borrower, upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, either the Borrower or Guarantor, or (b) the appointment of a receiver


1a-222232
for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of either the Borrower or Guarantor, and unconditionally promises to pay such Guaranteed Obligations to the Documentation Agent for the benefit of the Lenders, or order, on demand, in lawful money of the United States.


                  3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations, whether executed by Guarantor or by any other party, and the liability of
Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by the Borrower or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Guaranteed Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Guaranteed Obligations, or (e) any dissolution,  termination  or  increase,  decrease  or  change in  personnel  of
Guarantor, or (f) any payment made to the Administrative Agent, the Documentation Agent or any Lender on the Guaranteed Obligations which the Administrative Agent, the Documentation Agent or any Lender repays to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor's obligations hereunder by reason of any such proceeding.


                  4. (a) The obligations of Guarantor hereunder are independent of the obligations of the Borrower with respect to the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against the Borrower and whether or not the Borrower be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to Guarantor.


                     (b) All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, withholdings or conditions of any nature ("Taxes"). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish any Lender copies of any tax receipts or such other evidence of payment as such Lender may require.


                  5. Guarantor authorizes the Administrative Agent, the Documentation Agent and Lenders (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Guaranteed Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent, the Documentation Agent and Lenders in their discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors. The Administrative Agent, the Documentation Agent and Lenders may, without notice to or the further consent of the Borrower or Guarantor, assign this Guaranty in whole or in part to any person acquiring an interest in the Guaranteed Obligations.

1a-222232

                  6. It is not necessary for the Documentation Agent, the Administrative Agent or any Lender to inquire into the capacity or power of the Borrower or the officers acting or purporting to act on their behalf, and Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.


                  7. Guarantor waives any right to require the Documentation Agent, the Administrative Agent or any Lender to (a) proceed against the Borrower or any other party; (b) proceed against or exhaust any security held from the Borrower; or (c) pursue any other remedy whatsoever. Guarantor waives any personal defense based on or arising out of any personal defense of the Borrower other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of either the Borrower, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Documentation Agent, the Administrative Agent and the Lenders may, at their election, foreclose on any security held for the Guaranteed Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy they may have against the Borrower, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. Guarantor waives all rights and defenses arising out of an election of remedies, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by operation of Section 580d of the California Code of Civil Procedure.


                  8. Guarantor hereby waives any claim or other rights which Guarantor may now have or may hereafter acquire against the Borrower or any other guarantor of all or any of the Guaranteed Obligations that arise from the existence or performance of Guarantor's obligations under this Guaranty or any other of the Loan Documents (all such claims and rights being referred to as the "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy which the Documentation Agent, the Administrative Agent or any Lender has against the Borrower or any collateral which the Documentation Agent, the Administrative Agent or any Lender now has or hereafter acquires for the Guaranteed Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor's Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Guaranteed Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by the Borrower to the Documentation Agent, the Administrative Agent or any Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lenders and shall forthwith be paid to the Documentation Agent for the benefit of the Lenders to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in such order and manner as Lenders, in their sole discretion, shall determine. To the extent that any of the provisions of this Paragraph 8 shall not be enforceable, Guarantor agrees that until such time as the Guaranteed Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Borrower or Guarantor may be determined to be a preferential payment, Guarantor's Conditional Rights

1a-222232
to the extent not validly waived shall be subordinate to the Lenders' right to full payment and performance of the Guaranteed Obligations and Guarantor shall not seek to enforce Guarantor's Conditional Rights during such period.


                  9. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Guarantor assumes all responsibility for being and keeping itself informed of either the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that neither the Documentation Agent, the Administrative Agent nor any Lender shall have a duty to advise Guarantor of information known to it regarding such circumstances or risks.


                  10. In addition to the Guaranteed Obligations, Guarantor agrees to pay reasonable attorneys' fees and all other reasonable costs and expenses incurred by the Documentation Agent, the Administrative Agent and the Lenders in enforcing this Guaranty in any action or proceeding arising out of or relating to this Guaranty.


                  11. Guarantor has reviewed and approved the Credit Agreement and the Loan Documents. Guarantor agrees to execute any and all further documents, instruments and agreements as the Documentation Agent from time to time reasonably requests to evidence Guarantor's obligations hereunder.


                  12. This Guaranty and the other Loan Documents shall be governed by and construed in accordance with the substantive laws of the State of California.




                            _________________________________________, a
                            ______________________ corporation



                      By: ________________________________
                      Name: ______________________________
                     Title: _______________________________


1a-222232

                                   EXHIBIT "G"

                             SUBORDINATION AGREEMENT



                  THIS SUBORDINATION AGREEMENT (the "Subordination Agreement") is made and dated as of the ___ day of _______, 19__ by and among SOS STAFFING SERVICES, INC., a Utah corporation (the "Borrower"), THE FIRST NATIONAL BANK OF CHICAGO, acting in its capacity as documentation agent (in such capacity, the "Documentation Agent") for the lenders from time to time party to that certain Amended and Restated Credit Agreement dated as of July 27, 1998 by and among the Borrower, the Administrative Agent, the Documentation Agent, and the lenders from time to time party thereto (the "Lenders") (as amended, extended and replaced from time to time, the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement), and ____________________________, a _________________
corporation (the "Creditor").

                                    RECITALS

                  A. Pursuant to the Credit Agreement the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.


                  B. Pursuant to the terms of the Credit Agreement, the Creditor is required to subordinate its right to the payment of monies from the Borrower to the payment and performance of the Obligations under (and as defined in) the Credit Agreement (the "Senior Obligations"), and to execute and deliver this Subordination Agreement to the Documentation Agent for the benefit of the Lenders as evidence thereof.


                  NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT


                  1. The Creditor has extended and may in the future extend credit to the Borrower from time to time. The principal of all now existing and hereafter arising indebtedness of the Borrower to the Creditor together with accrued but unpaid interest thereon is hereinafter referred to as the "Claims".


                  2. The Creditor is or will be the sole and absolute owner of the Claims and has not sold, assigned, transferred or otherwise disposed of any right it may have to repayment of the Claims or any security therefor.


                  3. The Claims and all rights and remedies of the Creditor with respect thereto and any lien securing payment thereof are and shall continue to be subject, subordinate and rendered junior in the right of payment to the Senior Obligations, as the same may be extended, amended or replaced form time to time.

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                                       67

                  4. Unless and until the Senior Obligations shall have been fully paid and discharged and any agreement by the Lenders to make further loans or advances to the Borrower shall have terminated:


                           (a) The  Borrower  will  not  make or  give,  and the
Creditor will not receive, directly or indirectly, any payment, advance, credit or further security of any kind whatsoever on account of the Claims, or any new or further evidence thereof;


                           (b) The Creditor will not sell,  assign,  transfer or
endorse the Claims or any part or evidence thereof;


                           (c) The  Creditor  will not  modify the Claims or any
part or evidence thereof; and


                           (d) The Creditor  will not take, or permit any action
to be taken, to assert, collect or enforce the Claims or any part thereof.


                  5. Each of the Borrower and the Creditor waives notice of acceptance of this Subordination Agreement by the Lenders, and each of the Creditor waives notice of and consent to the amount and terms of any loan or loans which the Lenders may from time to time make to the Borrower and any renewal or extension thereof and any action which the Lenders in their sole and absolute discretion may take or omit to take with respect thereto.


                  6. This Subordination Agreement shall constitute a continuing agreement of subordination and the Lenders may, from time to time and without notice to the Creditor, lend money to or make other financial arrangements with the Borrower in reliance hereon until written notice of termination shall be delivered by the Creditor to the Lenders by certified mail, return receipt requested. The receipt by the Lenders of such notice shall not affect this Subordination Agreement as it relates to any Senior Obligations then existing, to any Senior Obligations incurred thereafter pursuant to a previous commitment by the Lenders or to any amendments to, or extensions or renewals of, any such Senior Obligations.


                  7. In the event of a default in the performance or observance of any of the foregoing, the Senior Obligations shall forthwith become due and payable at the election of the Lenders, without presentment, demand or notice of any kind, all of which are hereby waived.


                  8. The Creditor agrees as follows:


                           (a) Upon any distribution of all of the assets of the
Borrower to creditors of the Borrower upon the dissolution, winding up, liquidation, arrangement, or reorganization of the Borrower, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Claims shall be paid or delivered directly to the Administrative Agent for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full.

1a-222232

                           (b) If any  proceeding  referred to in subsection (a)
above is commenced by or against the Borrower:


                                    (1)  The  Lenders  are  hereby   irrevocably
authorized and empowered (in their own name or in the name of the Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claims or enforcing any security interest or other lien securing payment of the Claims) as the Lenders may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Lenders hereunder; and


                                    (2)  The  Creditor  shall duly and  promptly
take such action as the Lenders may request (i) to collect the Claims for account of the Lenders and to file appropriate claims or proofs of claim in respect of the Claims, (ii) to execute and deliver to the Administrative Agent such powers of attorney, assignments, or other instruments as it may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claims, and (iii) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claims.


                           (c) All  payments  or  distributions   upon  or  with
respect to the Claims which are received by the Creditor contrary to the provisions of this Subordination Agreement shall be received in trust for the benefit of the Lenders, shall be segregated from other funds and property held by the Creditor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Obligations.


                           (d) The Documentation  Agent on behalf of the Lenders
is hereby authorized to demand specific performance of this Subordination Agreement, whether or not the Borrower shall have complied with any or all of the provisions hereof applicable to the Borrower, at any time when the Creditor shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it.


                  9. It is the intent of the Creditor to create by this Subordination Agreement a security interest in favor of the Documentation Agent for the benefit of the Lenders in the Claims and in the Creditor's other rights to receive money or other property from the Borrower, whether such rights shall constitute accounts, contract rights, chattel paper, instruments, general intangibles or otherwise. The Creditor hereby grants to the Documentation Agent for the benefit of the Lenders a security interest in the Claims in order to secure the payment and performance of the Creditor' obligations pursuant to this Subordination Agreement.


                  10. The Creditor authorizes the Documentation Agent and the Lenders (whether or not after revocation of this Subordination Agreement), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing the Creditor's obligations hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Obligations or any part thereof, including without limitation to increase or decrease the rate of interest thereon; (b) take and

1a-222232
hold security for the payment of the Senior Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Documentation Agent, the Administrative Agent and the Lenders in their sole discretion may determine; and (d) release and substitute any one or more endorsers, warrantors, the Borrower or other obligors.


                  11. This Subordination Agreement shall extend to and be binding upon the successors and assigns of each of the parties hereto.


                  12. This Subordination Agreement may be executed in any number of counterparts all of which taken together shall constitute one agreement and any party hereto may execute this Subordination Agreement by signing any such counterpart.


                  13.  This  Subordination   Agreement  shall  be  construed  in
accordance with and governed by the substantive laws of the State of California.


                       THE FIRST NATIONAL BANK OF CHICAGO,
                       as Documentation Agent



                                         By: ___________________________
                                         Name:__________________________
                                         Title:____________________________



                                         SOS STAFFING SERVICES, INC., a Utah
                                         corporation



                                         By: _______________________________
                                         Name:______________________________
                                         Title:_______________________________



                                         ------------------------------------



                                         By: ________________________________
                                         Name: ______________________________
                                         Title: _______________________________


1a-222232

                                  SCHEDULE "1"

                       SUBSIDIARIES AND OTHER INVESTMENTS
                           (See Sections 5.8 and 6.14)

Investment                              Amount of       Percent          Jurisdiction of
   In                                   Investment      Ownership          Organization
   --                                   ----------      ---------          ------------

Bedford Consultants, Inc.                               100%                California

Computer Professional Resources, Inc.                   100%                Kansas

SOS Information Technology Company                      100%                Utah

ServCom Staff Management, Inc.                          100%                Utah

SOS Collection Services, Inc.                           100%                Arizona

Wolfe & Associates, Inc.                                100%                New Mexico


All of the above Subsidiaries are directly owned by the Borrower.

1a-222232

                                  SCHEDULE "2"

                             INDEBTEDNESS AND LIENS
                       (See Sections 5.14, 6.11 and 6.15)


                                                             Maturity
Indebtedness   Indebtedness   Property             Interest  and Amount
Incurred By    Owed To        Encumbered (If Any)  Rate      of Indebtedness
-----------    -------        -------------------  ----      ---------------





                        [to be provided by the Borrower]


1a-222232

                                  SCHEDULE "3"

                                   LITIGATION
                                (See Section 5.7)

                        [to be provided by the Borrower]

1a-222232

                                  SCHEDULE "4"

                           INITIAL COMMITMENT SCHEDULE


LENDER                                         COMMITMENT         PERCENTAGE


The First National Bank of Chicago             $25,000,000         62.5000%

First Security Bank, N.A.                      $15,000,000         37.5000%

1a-222232
la-222232
                                TABLE OF CONTENTS


ARTICLE I -       DEFINITIONS...........................................................................................1

ARTICLE II -      THE CREDITS..........................................................................................12
         2.1.     Commitment...........................................................................................12
         2.2.     Required Payments....................................................................................12
         2.3.     Ratable Loans........................................................................................12
         2.4.     Types of Advances....................................................................................12
         2.5.     Commitment Fee; Reductions in Aggregate Commitment...................................................12
         2.6.     Minimum Amount of Each Advance.......................................................................12
         2.7.     Optional Principal Payments..........................................................................13
         2.8.     Method of Selecting Types and Interest Periods for New Advances......................................13
         2.9.     Conversion and Continuation of Outstanding Advances..................................................13
         2.10.    Changes in Interest Rate, etc........................................................................14
         2.11.    Rates Applicable After Default.......................................................................14
         2.12.    Method of Payment....................................................................................14
         2.13.    Notes; Telephonic Notices............................................................................14
         2.14.    Interest Payment Dates; Interest and Fee Basis.......................................................15
         2.15.    Notification of Advances, Interest Rates, Prepayments and Commitment Reductions......................15
         2.16.    Lending Installations................................................................................15
         2.17.    Non-Receipt of Funds by the Administrative Agent.....................................................15
         2.18.    Mandatory Prepayment in the Event of a Change in Control.............................................16
         2.19.    Issuance of Letters of Credit........................................................................16
         2.20.    Purchase of Participation Interests..................................................................16
         2.21.    Repayment of L/C Drawings............................................................................17
         2.22.    Absolute Obligation to Repay.........................................................................17
         2.23.    Uniform Customs and Practice.........................................................................17
         2.24.    Relationship to Letter of Credit Application.........................................................18
         2.25.    Letter of Credit Fee.................................................................................18
         2.26.    Guaranties and Subordination Agreements..............................................................18

ARTICLE III -     CHANGE IN CIRCUMSTANCES..............................................................................18
         3.1.     Yield Protection.....................................................................................18
         3.2.     Changes in Capital Adequacy Regulations..............................................................19
         3.3.     Availability of Types of Advances....................................................................19
         3.4.     Funding Indemnification..............................................................................19
         3.5.     Lender Statements; Survival of Indemnity.............................................................19

ARTICLE IV -      CONDITIONS PRECEDENT.................................................................................20
         4.1.     Initial Advance......................................................................................20
         4.2.     Each Advance.........................................................................................21
         4.3.     Withholding Tax Exemption............................................................................21

 1a-222232
                                       i


ARTICLE V -       REPRESENTATIONS AND WARRANTIES.......................................................................22
         5.1.     Corporate Existence and Standing.....................................................................22
         5.2.     Authorization and Validity...........................................................................22
         5.3.     No Conflict; Government Consent......................................................................22
         5.4.     Financial Statements.................................................................................23
         5.5.     Material Adverse Change..............................................................................23
         5.6.     Taxes................................................................................................23
         5.7.     Litigation and Contingent Obligations................................................................23
         5.8.     Subsidiaries.........................................................................................23
         5.9.     ERISA................................................................................................23
         5.l0.    Accuracy of Information..............................................................................23
         5.11.    Regulation U.........................................................................................24
         5.12.    Material Agreements..................................................................................24
         5.13.    Compliance With Laws.................................................................................24
         5.14.    Ownership of Properties..............................................................................24
         5.15.    Plan Assets; Prohibited Transactions.................................................................24
         5.16.    Environmental Matters................................................................................24
         5.17.    Investment Company Act...............................................................................24
         5.18.    Public Utility Holding Company Act...................................................................25
         5.19.    Year 2000 Program....................................................................................25

ARTICLE VI -      COVENANTS............................................................................................25
         6.1.     Financial Reporting..................................................................................25
         6.2.     Use of Proceeds......................................................................................26
         6.3.     Notice of Default....................................................................................26
         6.4.     Conduct of Business..................................................................................26
         6.5.     Taxes................................................................................................27
         6.6.     Insurance............................................................................................27
         6.7.     Compliance with Laws.................................................................................27
         6.8.     Maintenance of Properties............................................................................27
         6.9.     Inspection...........................................................................................27
         6.10.    Dividends............................................................................................27
         6.11.    Indebtedness.........................................................................................27
         6.12.    Merger...............................................................................................28
         6.13.    Sale of Assets.......................................................................................28
         6.14.    Investments and Acquisitions.........................................................................28
         6.15.    Liens................................................................................................29
         6.16.    Total Indebtedness / Total Capital Ratio.............................................................29
         6.17.    Affiliates...........................................................................................30
         6.18.    Net Worth............................................................................................30
         6.19.    Total Indebtedness / Adjusted EBITDA Ratio...........................................................30
         6.20.    Interest Coverage Ratio..............................................................................30
         6.21.    Year 2000 Program....................................................................................30

1a-222232


ARTICLE VII -     DEFAULTS.............................................................................................30


ARTICLE VIII -    ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES.......................................................32
         8.1.     Acceleration.........................................................................................32
         8.2.     Amendments...........................................................................................33
         8.3.     Preservation of Rights...............................................................................33

ARTICLE IX -      GENERAL PROVISIONS...................................................................................34
         9.1.     Survival of Representations..........................................................................34
         9.2.     Governmental Regulation..............................................................................34
         9.3.     Taxes................................................................................................34
         9.4.     Headings.............................................................................................34
         9.5.     Entire Agreement.....................................................................................34
         9.6.     Several Obligations; Benefits of this Agreement......................................................34
         9.7.     Expenses; Indemnification............................................................................34
         9.8.     Numbers of Documents.................................................................................35
         9.9.     Accounting...........................................................................................35
         9.10.    Severability of Provisions...........................................................................35
         9.11.    Nonliability of Lenders..............................................................................35
         9.12.    Confidentiality......................................................................................35
         9.13.    Nonreliance..........................................................................................36

ARTICLE X -       THE ADMINISTRATIVE AGENT.............................................................................36
         10.1.    Appointment; Nature of Relationship..................................................................36
         10.2.    Powers...............................................................................................36
         10.3.    General Immunity.....................................................................................36
         10.4.    No Responsibility for Loans, Recitals, etc...........................................................37
         10.5.    Action on Instructions of Lenders....................................................................37
         10.6.    Employment of Agents and Counsel.....................................................................37
         10.7.    Reliance on Documents; Counsel.......................................................................37
         10.8.    Reimbursement and Indemnification....................................................................37
         10.9.    Notice of Default....................................................................................38
         10.10.   Rights as a Lender...................................................................................38
         10.l1.   Lender Credit Decision...............................................................................38
         10.12.   Successor Administrative Agent and Documentation Agent...............................................38

ARTICLE XI -      SETOFF; RATABLE PAYMENTS.............................................................................39
         11.1.    Setoff...............................................................................................39
         11.2.    Ratable Payments.....................................................................................39

ARTICLE XII -     BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS....................................................40
         12.1.    Successors and Assigns...............................................................................40
         12.2.    Participations.......................................................................................40
                  12.2.1  Permitted Participants; Effect...............................................................40
                  12.2.2.  Voting Rights...............................................................................40
                  12.2.3.  Benefit of Setoff...........................................................................41
         12.3.    Assignments..........................................................................................41
                  12.3.1.  Permitted Assignments.......................................................................41
                  12.3.2.  Effect; Effective Date......................................................................41

1a-222232


         12.4.    Dissemination of Information.........................................................................41
         12.5.    Tax Treatment........................................................................................42

ARTICLE XIII -    NOTICES..............................................................................................42
         13.1.    Notices..............................................................................................42
         13.2.    Change of Address....................................................................................42

ARTICLE XIV -     COUNTERPARTS.........................................................................................42

ARTICLE XV -      CHOICE OF LAW, CONSENT TO JURISDICTION, WAIVER OF JURY TRIAL.........................................43
         15.1.    CHOICE OF LAW........................................................................................43
         15.2.    CONSENT TO JURISDICTION..............................................................................43
         15.3.    WAIVER OF JURY TRIAL.................................................................................43



EXHIBIT "A"- NOTE......................................................................................................45

EXHIBIT "B"- FORM OF OPINION...........................................................................................47

EXHIBIT "C"- COMPLIANCE CERTIFICATE....................................................................................49

EXHIBIT "D"- ASSIGNMENT AGREEMENT......................................................................................54

EXHIBIT "E"- LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION............................................................62

EXHIBIT "F"- GUARANTY..................................................................................................63

EXHIBIT "G"- SUBORDINATION AGREEMENT...................................................................................67


SCHEDULE "1"- SUBSIDIARIES AND OTHER INVESTMENTS

SCHEDULE "2"- INDEBTEDNESS AND LIENS

SCHEDULE "3"- LITIGATION

SCHEDULE "4" -INITIAL COMMITMENT SCHEDULE
1a-222232

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                                       iv